UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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☐           Definitive Proxy Statement

☒          Definitive Additional Materials

☐           Soliciting Material Under Rule 14a-12

PULSE ELECTRONICS CORPORATION
(Name of Registrant as Specified in Its Charter)

BEL FUSE INC. BEL VENTURES INC. TIMOTHY E. BROG JAMES DENNEDY DANIEL BERNSTEIN AVI EDEN PETER GILBERT JOHN F. TWEEDY COLIN DUNN DENNIS ACKERMAN CRAIG BROSIOUS
(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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Bel Fuse Inc., together with the other Participants named herein (collectively, “Bel”), is filing materials contained in this Schedule 14A with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the election of its slate of director nominees at the 2011 annual meeting of shareholders (the “Annual Meeting”) of Pulse Electronics Corporation, a Pennsylvania corporation.  Bel has made a definitive filing with the SEC of a proxy statement and accompanying GOLD proxy card to be used to solicit votes for the election of its slate of director nominees at the Annual Meeting.

Item 1. Press Release of Bel Fuse Inc., dated May 3, 2011:

Bel Fuse Issues Shareholder Presentation and Mails Letter in Connection with Pulse Electronics' Upcoming Annual Meeting of Shareholders

Urges Shareholders to Vote the GOLD Proxy Card FOR the Election of Two Highly-Qualified, Independent Director Nominees

JERSEY CITY, N.J.-- Bel Fuse Inc. (NASDAQ:BELFA) and (NASDAQ:BELFB - News) today announced that it has issued a shareholder presentation and mailed a letter to the shareholders of Pulse Electronics Corporation (NYSE:PULS - News) in connection with Pulse's 2011 annual meeting of shareholders scheduled for May 18, 2011.

The full text of the letter follows:

VOTE YOUR GOLD PROXY CARD TODAY

May 3, 2011

Dear Pulse Electronics Shareholder:

DO NOT BE MISLED ABOUT THE FACTS
DEMAND ACCOUNTABILITY FROM THE PULSE BOARD
SEND A CLEAR MESSAGE THAT THE STATUS QUO IS NO LONGER ACCEPTABLE

The Board of Directors of Pulse Electronics has recently made statements regarding Bel's solicitation of proxies to elect two independent nominees to the Pulse Board at its upcoming annual meeting of shareholders that we believe are misleading and are intended to divert attention away from Pulse's poor performance and the clear benefits of combining both companies. In response, Bel has issued a shareholder presentation that seeks to address these statements and clarify why now is the right time for Pulse shareholders to act. You are encouraged to read the complete investor presentation, which is available at www.ProxyProcess.com/BelFuse.

Listed below are a few important points you should consider when voting the GOLD proxy card.

FACTS ABOUT BEL'S OFFER TO PURCHASE PULSE

•	In 2006, representatives from Bel and Pulse began discussing a framework for a potential business combination

•	On February 28, 2011, Bel publicly offered to purchase Pulse for $6.00 per share

•	The Pulse Board summarily rejected Bel's proposal prior to making any attempt to engage with Bel to discuss a suitable valuation or transaction

•	Both companies have agreed in the past that increasing raw material, labor and operating costs makes a Bel-Pulse combination very compelling for all shareholders

•	Bel offered a significant premium for Pulse which is well above what analysts indicate Pulse is worth by itself

•	Bel is willing to revise the offer price and the form of consideration to include cash and/or stock

•	Bel is willing to collapse its A/B share structure if it makes the most sense for all shareholders

•	Bel has the ability to finance and close the transaction quickly

YOUR LAST VOTE IS THE ONLY VOTE THAT COUNTS!
Return the GOLD proxy card today

FACTS ABOUT THE ELECTION OF DIRECTORS

•
In an attempt to urge the Pulse Board to examine ALL options available for maximizing shareholder value, Bel nominated two well-respected individuals for election to the Pulse Board at Pulse's 2011 annual meeting of shareholders

•	After Bel made its offer and submitted its director nominations, Pulse expanded the Board from 6 to 8 members and nominated three new director candidates

•
Pulse is NOT making radical changes to address their past governance and performance concerns. If all of Pulse's nominees are elected, the Board will continue to consist of 4 of 8 directors associated with Pulse's past performance problems

•	Bel is NOT seeking control of the Pulse Board. If elected, Bel's candidates will hold just 2 of 8 board seats

•
Bel is NOT seeking to surreptitiously obtain Pulse's intellectual property by planting spies on the Pulse Board. Bel's nominees will be bound by the same confidentiality restrictions and fiduciary duties as every other board member

•
Bel's nominees are NOT "hand-picked" associates of Bel. These candidates are ethical, highly-qualified and completely independent from Bel. Both candidates were introduced to Bel through a specialized corporate governance consulting company and are well-respected advocates for shareholder rights

•	Bel's nominees are NOT seeking to be disruptive inside the Pulse boardroom. If elected, these candidates will seek to work constructively with the other directors to ensure your value is protected

VOTE YOUR GOLD PROXY CARD TODAY FOR TWO ETHICAL, HIGHLY-QUALIFIED ADVOCATES FOR IMPROVING SHAREHOLDER VALUE

√	Public Company Board Experience
√	Senior-Level Operating Experience
√	Mergers & Acquisitions Expertise
√	Independent Directors
√	Advocates for Shareholder Rights

ABOUT BEL'S DIRECTOR NOMINEES

Timothy E. Brog (Age 47)
Education		Relevant Experience
●	JD Fordham University School of Law	●	Chairman & CEO, Peerless Systems (NASDAQ:PRLS - News)
●	BA Tufts University	●	Former Managing Director, Locksmith Capital Management
		●	Former Managing Director, E2 Investment Partners
		●	Former President, Pembridge Capital Management
		●	Founder and Former Managing Director, The Edwards Andrews Group
		●	Director, Eco-Bat Technologies
		●	Former Director, The Topps Company
		●	Former Associate, Skadden, Arps, Slate, Meagher & Flom

James Dennedy (Age 45)
Education		Relevant Experience
●	MBA Ohio State University	●	Principal and Chief Investment Officer, Arcadia Capital
●	MA Economics University of Colorado	●	Former Managing Partner, Hamilton-Madison Group
●	BS Economics United States Air Force Academy	●	Former President and CEO, Engyro Corporation
		●	Former Managing Partner, Mitchell-Wright, LLC
		●	Director, Agilysys, Inc. (NASDAQ:AGYS - News)
		●	Former Director and Chairman of Audit Committee, NaviSite, Inc.
		●	Former Director, I-Many, Inc.
		●	Former Director, Entrust, Inc.
		●	Former Director, Abridean, Inc.

If you have any questions about Bel's nominees, or would like to speak with a representative from Bel to discuss this matter further, please contact Waheed Hassan from Alliance Advisors at whassan@allianceadvisorsllc.com or 877-777-5017 to coordinate a meeting.

Sincerely,

Daniel Bernstein
Director, President and CEO
Bel Fuse Inc.

"One thing rings with absolute clarity in my mind: the combination of Bel and our ECS would be not just company altering but, more importantly, industry altering. For those shareholders who chose to stay with the company, it could be a very, very lucrative deal over the next decade and one which neither of us can provide all by ourselves, at least not in the mid term, and probably not ever. The economics of this deal are just so compelling and we owe it to our respective shareholders to do what we can to explore it carefully and, if possible, make it happen."

--- James Papada, former Pulse Chairman, in an email to Dan Bernstein, CEO of Bel, dated May 24, 2006, discussing a framework for a possible business combination

If you have any questions, require assistance in voting your GOLD proxy card, or need additional copies of Bel Fuse's proxy materials, please call Alliance Advisors, LLC at the phone numbers or email listed below. Proxy materials are also available at www.ProxyProcess.com/BelFuse.

Alliance Advisors
200 Broadacres Drive, 3rd Floor
Bloomfield, NJ 07003
(973) 873-7706 (Call Collect) whassan@allianceadvisorsllc.com
Or CALL TOLL FREE (877)-777-5017

ADDITIONAL INFORMATION

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. No tender offer for the shares of Pulse Electronics Corporation ("Pulse") has commenced at this time. In connection with the proposed transaction, Bel Fuse Inc. ("Bel") may file tender offer documents with the U.S. Securities and Exchange Commission ("SEC"). Any definitive tender offer documents will be mailed to shareholders of Pulse. INVESTORS AND SECURITY HOLDERS OF PULSE ARE URGED TO READ THESE AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by Bel through the web site maintained by the SEC at http://www.sec.gov.

# # #

ABOUT BEL FUSE INC.

Bel Fuse Inc. ("Bel") (www.belfuse.com) and its divisions are primarily engaged in the design, manufacture, and sale of products used in networking, telecommunications, high-speed data transmission, commercial aerospace, military, transportation, and consumer electronics. Products include magnetics (discrete components, power transformers and MagJack7 connectors with integrated magnetics), modules (DC-DC converters, integrated analog front-end modules and custom designs), circuit protection (miniature, micro and surface mount fuses) and interconnect devices (micro, circular and filtered D-Sub connectors, passive jacks, plugs and high-speed cable assemblies). Bel operates facilities around the world.

FORWARD-LOOKING STATEMENTS

Except for historical information contained in this news release, the matters discussed in this press release are forward-looking statements that involve risks and uncertainties. Among the factors that could cause actual results to differ materially from such statements are: the market concerns facing our customers; the continuing viability of sectors that rely on our products; the effects of business and economic conditions; capacity and supply constraints or difficulties; product development, commercializing or technological difficulties; the regulatory and trade environment; risks associated with foreign currencies; uncertainties associated with legal proceedings; the market's acceptance of Bel's new products and competitive responses to those new products; and the risk factors detailed from time to time in Bel's Securities and Exchange Commission reports. In light of the risks and uncertainties, there can be no assurance that any forward-looking statement will in fact prove to be correct. We undertake no obligation to update or revise any forward-looking statements.

# # #

Investor Inquiries:
Bel Fuse Inc.
Daniel Bernstein, President & CEO
Colin Dunn, Vice President Finance
(201) 432-0463
www.belfuse.com

or

Alliance Advisors, LLC
Peter Casey (973) 873-7710
Waheed Hassan, CFA (973) 873-7706

Media Inquiries:
Hedge Fund Solutions, LLC
Damien Park
(215) 325-0514
dpark@hedgerelations.com

Contact:

Bel Fuse Inc., Jersey City
Daniel Bernstein, 201-432-0463
President & CEO
fax: 201-432-9542
www.belfuse.com

or

Investor Contact:
Neil Berkman Associates
310-477-3118
info@berkmanassociates.com

Item 2. Letter to Shareholders of Pulse Electronics Corporation:

VOTE YOUR GOLD PROXY CARD TODAY

May 3, 2011

Dear Pulse Electronics Shareholder:

DO NOT BE MISLED ABOUT THE FACTS
DEMAND ACCOUNTABILITY FROM THE PULSE BOARD
SEND A CLEAR MESSAGE THAT THE STATUS QUO IS NO LONGER ACCEPTABLE

The Board of Directors of Pulse Electronics has recently made statements regarding Bel’s solicitation of proxies to elect two independent nominees to the Pulse Board at its upcoming annual meeting of shareholders that we believe are misleading and are intended to divert attention away from Pulse’s poor performance and the clear benefits of combining both companies.  In response, Bel has issued a shareholder presentation that seeks to address these statements and clarify why now is the right time for Pulse shareholders to act.  You are encouraged to read the complete investor presentation, which is available at www.ProxyProcess.com/BelFuse.

Listed below are a few important points you should consider when voting the GOLD proxy card.

FACTS ABOUT BEL’S OFFER TO PURCHASE PULSE

•	In 2006, representatives from Bel and Pulse began discussing a framework for a potential business combination

•	On February 28, 2011, Bel publicly offered to purchase Pulse for $6.00 per share

•	The Pulse Board summarily rejected Bel’s proposal prior to making any attempt to engage with Bel to discuss a suitable valuation or transaction

•	Both companies have agreed in the past that increasing raw material, labor and operating costs makes a Bel-Pulse combination very compelling for all shareholders

•      Bel offered a significant premium for Pulse which is well above what analysts indicate Pulse is worth by itself

•      Bel is willing to revise the offer price and the form of consideration to include cash and/or stock

•      Bel is willing to collapse its A/B share structure if it makes the most sense for all shareholders

•      Bel has the ability to finance and close the transaction quickly

YOUR LAST VOTE IS THE ONLY VOTE THAT COUNTS!
Return the GOLD proxy card today

FACTS ABOUT THE ELECTION OF DIRECTORS

•
In an attempt to urge the Pulse Board to examine ALL options available for maximizing shareholder value, Bel nominated two well-respected individuals for election to the Pulse Board at Pulse’s 2011 annual meeting of shareholders

•	After Bel made its offer and submitted its director nominations, Pulse expanded the Board from 6 to 8 members and nominated three new director candidates

•
Pulse is NOT making radical changes to address their past governance and performance concerns.  If all of Pulse’s nominees are elected, the Board will continue to consist of 4 of 8 directors associated with Pulse’s past performance problems

•	Bel is NOT seeking control of the Pulse Board. If elected, Bel’s candidates will hold just 2 of 8 board seats

•
Bel is NOT seeking to surreptitiously obtain Pulse’s intellectual property by planting spies on the Pulse Board.  Bel’s nominees will be bound by the same confidentiality restrictions and fiduciary duties as every other board member

•
Bel’s nominees are NOT “hand-picked” associates of Bel.   These candidates are ethical, highly-qualified and completely independent from Bel.  Both candidates were introduced to Bel through a specialized corporate governance consulting company and are well-respected advocates for shareholder rights

•	Bel’s nominees are NOT seeking to be disruptive inside the Pulse boardroom. If elected, these candidates will seek to work constructively with the other directors to ensure your value is protected

VOTE YOUR GOLD PROXY CARD TODAY FOR TWO ETHICAL, HIGHLY-QUALIFIED ADVOCATES FOR IMPROVING SHAREHOLDER VALUE

Public Company Board Experience
Senior-Level Operating Experience
Mergers & Acquisitions Expertise
Independent Directors
Advocates for Shareholder Rights

ABOUT BEL’S DIRECTOR NOMINEES

Timothy E. Brog (Age 47)
Education	Relevant Experience
• JD Fordham University School of Law • BA Tufts University
•    Chairman & CEO, Peerless Systems (NASDAQ: PRLS)
•    Former Managing Director, Locksmith Capital Management
•    Former Managing Director, E2 Investment Partners
•    Former President, Pembridge Capital Management
•    Founder and Former Managing Director, The Edwards Andrews Group
•    Director, Eco-Bat Technologies
•    Former Director, The Topps Company
•    Former Associate, Skadden, Arps, Slate, Meagher & Flom

James Dennedy (Age 45)
Education	Relevant Experience
• MBA Ohio State University • MA Economics University of Colorado • BS Economics United States Air Force Academy
•    Principal and Chief Investment Officer, Arcadia Capital
•    Former Managing Partner, Hamilton-Madison Group
•    Former President and CEO, Engyro Corporation
•    Former Managing Partner, Mitchell-Wright, LLC
•    Director, Agilysys, Inc. (NASDAQ: AGYS)
•    Former Director and Chairman of Audit Committee, NaviSite, Inc.
•    Former Director, I-Many, Inc.
•    Former Director, Entrust, Inc.
•    Former Director, Abridean, Inc.

If you have any questions about Bel’s nominees, or would like to speak with a representative from Bel to discuss this matter further, please contact Waheed Hassan from Alliance Advisors at whassan@allianceadvisorsllc.com or 877-777-5017 to coordinate a meeting.

Sincerely,

/s/  Daniel Bernstein

Daniel Bernstein
Director, President and CEO
Bel Fuse Inc.

 “One thing rings with absolute clarity in my mind: the combination of Bel and our ECS would be not just company altering but, more importantly, industry altering.  For those shareholders who chose to stay with the company, it could be a very, very lucrative deal over the next decade and one which neither of us can provide all by ourselves, at least not in the mid term, and probably not ever.  The economics of this deal are just so compelling and we owe it to our respective shareholders to do what we can to explore it carefully and, if possible, make it happen.”

--- James Papada, former Pulse Chairman, in an email to Dan Bernstein, CEO of Bel, dated May 24, 2006, discussing a framework for a possible business combination

If you have any questions, require assistance in voting your GOLD proxy card, or need additional copies of Bel’s proxy materials, please call
Alliance Advisors, LLC at the phone numbers or email listed below.  Proxy materials are also available at www.ProxyProcess.com/BelFuse

200 Broadacres Drive, 3rd Floor
Bloomfield, NJ  07003
(973) 873-7706 (Call Collect)
whassan@allianceadvisorsllc.com
or
CALL TOLL FREE (877) 777-5017

ADDITIONAL INFORMATION
This communication does not constitute an offer to buy or solicitation of an offer to sell any securities.  No tender offer for the shares of Pulse Electronics Corporation (“Pulse”) has commenced at this time.  In connection with the proposal by Bel Fuse Inc. (“Bel”) to acquire Pulse, Bel may file tender offer documents with the U.S. Securities and Exchange Commission (“SEC”). Any definitive tender offer documents will be mailed to shareholders of Pulse.  INVESTORS AND SECURITY HOLDERS OF PULSE ARE URGED TO READ THESE AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.  Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by Bel through the web site maintained by the SEC at http://www.sec.gov.